Exhibit 99.1

Vireo Growth Inc. Completes Acquisition of Bridgewell Agribusiness LLC and Plans to Acquire Dispensaries in Nevada and Maryland

MINNEAPOLIS, Minnesota, June 5, 2026 -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOF) (“Vireo” or the “Company”), today announced the closing of its previously announced acquisition of all of the issued and outstanding partnership interests of Agribusiness Holdings Limited Partnership, including its subsidiary Bridgewell Agribusiness LLC (“Bridgewell”) among other subsidiaries, pursuant to a Securities Purchase Agreement entered into among the various sellers named therein (the “Sellers”) and certain other parties thereto (the “Bridgewell Transaction”).

The Company also simultaneously announced that it entered into an Asset Purchase Agreement (“APA”) with M3 Wellness, LLC (“M3 Wellness”) for a Nevada dispensary, and that it previously entered into a definitive agreement with HA-MD, LLC (“HA-MD”) for an equity interest in its Maryland dispensaries (collectively, the “Dispensary Transactions”).

Bridgewell Transaction

Bridgewell is a supplier of organic and non-GMO food and agricultural products to manufacturers. Bridgewell sources, procures and supplies organic and non-GMO agricultural commodities and food ingredients, and acts as an intermediary between agricultural producers and food manufacturers, providing customers with a reliable supply of raw materials and ingredients that meet applicable certification and regulatory standards.

“This transaction represents an important step in the continued evolution of Vireo’s broader supply chain and procurement strategy,” stated John Mazarakis, Chief Executive Officer of Vireo. “Bridgewell brings deep relationships, procurement expertise, and scalable infrastructure that complement our existing operations and strengthen the ancillary cannabis segment of our business. Together with our recent acquisition of The Hawthorne Gardening Company LLC, and its subsidiaries, we believe this transaction enhances our ability to drive operational efficiencies and create long-term value across our business.”

“Joining Vireo marks an exciting new chapter for Bridgewell,” stated Patrick McCauley, Chief Executive Officer of Bridgewell. “We have built our business around trusted supplier relationships, dependable sourcing capabilities, and customer service. By partnering with Vireo, we believe we are well-positioned to expand our platform, pursue new growth opportunities, and continue delivering value to our customers and partners.”

The aggregate consideration for the Bridgewell Transaction was based on a base purchase price of US$40.0 million, subject to adjustments for assumed indebtedness that will remain outstanding following closing and the assumption of certain other transaction expenses. After giving effect to such adjustments, the closing purchase price was approximately US$13.66 million.

In connection with the closing of the Bridgewell Transaction, Vireo issued unsecured, subordinated convertible notes to the Sellers (collectively, the “Convertible Notes”). The Convertible Notes will convert on or after the second anniversary of closing into, on a pre-share consolidation basis, an aggregate estimated 22,036,528 subordinate voting shares of Vireo at a deemed price of US$0.62 per share, subject to final adjustment in accordance with the terms of the Securities Purchase Agreement and the policies of the Canadian Securities Exchange.

Dispensary Transactions

Vireo entered into an APA dated June 5, 2026, to acquire an M3 Wellness dispensary, located in Hawthorne, Nevada, from M3 Wellness for total consideration of $500,000, $290,000 of which is payable in cash on closing, and the balance of which will be satisfied by issuing, on a pre-share consolidation basis, 416,667 subordinate voting shares of Vireo at closing. In addition, subject to the terms and conditions of the APA, Vireo shall pay to M3 Wellness a single, performance-based earnout, based upon achievement of certain EBITDA benchmarks by December 31, 2029. Completion of this Dispensary Transaction is subject to regulatory approval from the Nevada Cannabis Compliance Board, as well as customary conditions, including receipt of necessary approvals.

Vireo also announced that it previously entered into a definitive agreement dated November 3, 2025, to acquire an indirect 49% equity interest in Chesapeake Integrated Health Institute, LLC and Maryland Alternative Relief, LLC from the current members of HA-MD (the sole owner of such licenses) for total consideration of $1.55 million, $400,000 of which is payable in cash on closing (subject to adjustment based on the financial condition of HA-MD at the time of closing), $400,000 of which will be paid under promissory note and the balance of which will be satisfied by issuing, on a pre-share consolidation basis, 1,111,110 subordinate voting shares of Vireo at closing at a deemed issue price per share of $0.675. Completion of this Dispensary Transaction is subject to regulatory approval from the Maryland Cannabis Administration (which approval has been obtained), as well as customary additional conditions, including receipt of necessary approvals.

The share consideration will be subject to customary resale restrictions under Canadian securities law and hold period under the rules of the Canadian Securities Exchange. There can be no assurance that the Dispensary Transactions will be completed on the terms described herein, or at all

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives Vireo’s intense local market focus while leveraging the strength of a national portfolio. Vireo is committed to hiring industry leaders and deploying capital and talent where it believes it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks.

Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding expectations around the Bridgewell Transaction or the Dispensary Transactions and the expected benefits thereof; the final value of the consideration to be paid in the transaction; and the Company’s expectations around integration of the operations of its recent acquisitions and timing thereof. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the U.S. Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to receipt of necessary regulatory and third-party approvals for completion of the Dispensary Transactions; risks and uncertainties associated with the Dispensary Transactions, some of which are beyond the Company’s control; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Bridgewell Transaction or Dispensary Transactions; the effects of the Bridgewell Transaction or Dispensary Transactions on the Company and the interests of various constituents; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

For Vireo, contact:

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

(612) 314-8995